CCMI EQUITY FUND
A Portfolio of CCMI Funds

Supplement dated August 4, 2003 to the July 31, 2002 Prospectus

Effective August 4, 2003 the transfer agent for CCMI Equity Fund is Unified Fund Services, Inc. All references to the transfer agent are hereby changed accordingly. The Transfer Agent's address is as follows:

              Unified Fund Services, Inc.
              431 N. Pennsylvania Street
              Indianapolis, Indiana 46204

Effective August 4, 2003 the Distributor for the CCMI Equity Fund is Unified Financial Securities, Inc. All references to the Fund's Distributor are hereby changed accordingly. The Distributor's address is as follows:

              Unified Financial Securities, Inc.
              431 N. Pennsylvania Street
              Indianapolis, Indiana 46204

The following replaces the information contained on pages 7 through the section entitled "BY MAIL" on page 9.

HOW IS THE FUND SOLD?

The Fund's Distributor, Unified Financial Securities, Inc. (Distributor), markets the Shares described in this prospectus to trust clients of National Commerce Financial Corporation and its affiliates and individual investors.

When the Distributor receives sales charges, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Unified Financial Services, Inc. (Unified).

HOW TO PURCHASE SHARES

You may purchase Shares directly from the Fund, through Commerce Capital Management, Inc. or through an investment professional that has a sales agreement with the Distributor (Authorized Dealer).

FROM THE FUND OR THROUGH  COMMERCE  CAPITAL  MANAGEMENT,  INC.
An investor may purchase Shares by calling the Fund or Commerce Capital Management, Inc. at 1-800-386-3111. Orders must be received by Commerce Capital Management Inc. by 3:00 p.m. Eastern time, and by the Fund by the close of the New York Stock Exchange, which is normally 4:00 p.m. Eastern time, in order to receive that day's public offering price.

BY MAIL
You may also purchase Fund Shares by mailing a check and completed account application to:

              CCMI Funds
              c/o Unified Fund Services, Inc.
              P.O. Box 6110
              Indianapolis, Indiana 46206-6110

If you send your check by a private courier or overnight delivery service that requires a street address, mail it to:

              CCMI Funds c/o
              Unified Fund Services, Inc.
              431 North Pennsylvania Street
              Indianapolis, Indiana 46204-1806

THROUGH AN AUTHORIZED DEALER
Call your Authorized Dealer for specific instructions. Purchase orders must be received by the Dealer before 3:00 p.m. (Eastern time) in order to receive that day's public offering price. Orders received after 3:00 p.m. (Eastern time) will be purchased at the next determined public offering price.

HOW TO EXCHANGE SHARES

You may exchange Shares of the Fund into shares of another CCMI Fund at the NAV next determined after the Funds receive the exchange request in proper form. In order to exchange Shares you must: o meet any minimum initial investment requirements; and o receive a prospectus for the fund into which you wish to exchange. An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. Signatures must be guaranteed if you request an exchange into another fund with a different shareholder registration. The Fund may modify or terminate the exchange privilege at any time. Shareholders will be notified of the modification or termination of the exchange privilege. The Fund's management or Adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading which is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other CCMI Funds. If you recently purchased Shares by check or through ACH, you may not be able to exchange your Shares until your check has cleared (which may take up to 10 business days from your date of purchase).

BY TELEPHONE
You may exchange Shares by telephone by calling 1-800-386-3111, or by calling your Authorized Dealer directly. Telephone exchange instructions must be received by 4:00 p.m. (Eastern time) for Shares to be exchanged that day. Your telephone instructions may be recorded. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will notify you if it changes telephone transaction privileges.

By Mail
You may exchange Shares by sending a written request to the Fund. Send your requests by mail to:

              CCMI Funds
              c/o Unified Fund Services, Inc.
              P.O. Box 6110 Indianapolis, Indiana 46206-6110

Send requests by private courier or overnight delivery service to:

              CCMI Funds
              c/o Unified Fund Services, Inc.
              431 North Pennsylvania Street
              Indianapolis, Indiana 46204-1806
In addition, you may exchange Shares by sending a written request to your Authorized Dealer directly.

HOW TO REDEEM SHARES

The Fund redeems Shares at its NAV next determined after the Fund receives the redemption request in proper form. Shares may be redeemed by telephone or by mail through Commerce Capital Management, Inc. or directly from the Fund. Redemption requests must be received by 3:00 p.m. (Eastern time) and must be transmitted by Commerce Capital Management, Inc. to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's NAV.

BY TELEPHONE
You may redeem Shares by calling Commerce Capital Management, Inc. at 1-800-386-3111. Shareholders who have an Authorized Dealer should contact their Authorized Dealer for specific instructions on how to redeem by telephone. Your telephone instructions may be recorded. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will notify you if it changes telephone transaction privileges. If you recently purchased Shares by check or ACH, redemption proceeds may not be available until your check has cleared (which may take up to 10 business days from your date of purchase).

BY MAIL

You may redeem Shares by sending a written request to the Fund. Send your written redemption request including your name, the Fund name, your account number and the Share or dollar amount requested to:

              CCMI Funds c/o Unified Fund Services, Inc.
              P.O. Box 6110
              Indianapolis, Indiana 46206-6110

Send requests by private courier or overnight delivery service to:

              CCMI Funds
              c/o Unified Fund Services, Inc.
              431 North Pennsylvania Street
              Indianapolis, Indiana 46204-1806


All portions of the Prospectus not specifically amended by this Supplement remain in full force and effect.



This Supplement and the Prospectus dated July 31, 2002 contain information that you should know before investing in the Fund and should be retained for future reference. Additional information is included in the Statement of Additional Information dated July 31, 2002, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request and without charge by calling 1-800-386-3111.